UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2025

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common shares	NBR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2025, David J. Tudor, age 66, was appointed to the Board of Directors (the “Board”) of Nabors Industries Ltd. (the “Company”). Mr. Tudor was not appointed to the Board pursuant to any arrangement or understanding between him and any other person. Mr. Tudor will serve as a member of each of the Audit and the Risk Oversight Committees of the Board. In 2025, Mr. Tudor will be entitled to receive retainers for his service on the Board and the Committees consistent with the Company’s practices. All such cash retainers are paid quarterly in arrears and will be pro-rated for Mr. Tudor from the date of his commencement of service. Mr. Tudor may elect to receive immediately vested stock options in lieu of any cash compensation. On July 24, 2025, Mr. Tudor received a pro rata portion of the $250,000 annual restricted stock entitlement granted to the Board members following the 2025 Annual General Meeting. The restricted stock award will vest 100% on July 24, 2026. Finally, Mr. Tudor is entitled to indemnity for his service as a director, in accordance with the Company’s Bye-Laws. Other than as set forth above with respect to his service as a director, there have been no transactions since the Company’s last fiscal year, and no such transactions are proposed, in which the Company is a participant and in which Mr. Tudor had or will have a direct or indirect material interest such that disclosure would be required under Item 404(a) of Regulation S-K. Furthermore, there are no family relationships between Mr. Tudor and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K.

A press release announcing the appointment of Mr. Tudor to the Company’s Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: July 25, 2025	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary